Exhibit 10.2
FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
This First Amendment to the Employment Agreement is dated November 15, 2022 by and between Naushaza Molu (“Employee”) and Rackspace US, Inc. (the “Company”).
WHEREAS, the Company and Employee are parties to that certain Employment Agreement signed November 14, 2022 (the “Agreement”); and
WHEREAS, the parties hereto desire to amend Section 1 of the Agreement to read in its entirety as follows:
1.TERM OF EMPLOYMENT
    This Agreement commences January 16, 2023 (“Start Date”) and ends on January 15, 2026 (the “Employment Period”); however, the Employment Period will thereafter be automatically extended for one year periods unless either Company or Employee gives written notice of non-renewal no later than ninety days prior to the expiration of the then-applicable Employment Period. The term “Employment Period” shall refer to the Employment Period if and as so extended.

All other terms and conditions of the Agreement not expressly amended herein remain in full force and effect.

EMPLOYEE:

/s/ Naushaza Molu		Date:	November 15, 2022
Naushaza Molu

COMPANY:

/s/ Holly Windham		Date:	November 15, 2022
Rackspace US, Inc.
By:	Holly Windham
Title:	EVP, Chief Legal and People Officer